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SHARE PLEDGE AGREEMENT

股权质押协议

This Share Pledge Agreement (hereinafter “this Agreement”) is entered into in Guangzhou City, China on the day of April 6th, 2015 by the following parties:

本股权质押协议(以下简称“本协议”)由下列各方(以下简称“协议各方”)于2015年  4月6日在中国广州市签订：

Party A：Gewang Selenium Enrichment Information Consulting (Shenzhen) Co., Ltd.（hereinafter referred to as “Pledgee”）

甲方：格旺富硒信息咨询（深圳）有限公司（以下简称“质权人”）

Address：Room 628, 6th Floor, Building #1 Meilin Duoli Industrial Park, North Ring Road, Futian District, Shenzhen

地址：深圳市福田区北环路梅林多丽工业区1栋6层628房

Party B：(hereinafter referred to as “Pledgors”)

乙方：（以下简称“出质人”）

Zhang Shili张士力

ID（身份证号码）：370402196202100030

Address(地址)：Room 503, Unit 2, Building #4, No. 685 Jinji Road, Mount Qian, Xiangzhou District, Zhuhai City, Guangdong Province. (广东省珠海市香洲区前山金鸡路685号4栋2单元503房)

Zeng Yun曾云

ID（身份证号码）：512930196404290259

Address(地址)：No.1, 4th Floor, Unit 3, No. 24 Lotus Pond Street, Langzhong City, Sichuan Province. (四川省阆中市古莲池街24号3单元4楼1号)

Xu Wei徐巍

ID（身份证号码）：220723197903061417

Address(地址)：Room 402, #6 Huayuan Road, Pengjiang District, Jiangmen City, Guangdong Province. (广东省江门市蓬江区华园路6号402)

Party C： Guangdong Gewang Biotechnology Co.,Ltd (hereafter referred to as “Guangdong Gewang” or the “Company” )

丙方：广东格旺生物科技股份有限公司（以下简称“广东格旺”或“公司”）

Address：Xita 23c,Star International,NO.8,Jinsui Road,Pearl River New Town, Guangzhou Province, China

地址：中国广州珠江新城金穗路8号星汇国际大厦西塔23C

WHEREAS：

鉴于：

1.

The Party A, the Pledgee, is a wholly-owned foreign enterprise registered in Shenzhen, the People’s Republic of China (hereinafter “PRC”)

质权人系一家在中华人民共和国境内注册合法成立并有效存续的外商独资企业。

2.

Party C is a company registered in accordance with the laws and regulations of PRC.

丙方是一家在中国注册成立的有限责任公司。

3.

The Pledgors, Zhang Shili owns 54% equity interests of the Company, Zeng Yun owns 28% equity interests of the Company, and Xu Wei owns 18% equity interests of the Company.

出质人各方持有丙方的权益：其中，张士力持有其54％股权，曾云持有其28％股权，徐巍持有其18％股权。

4.

Party A, B and C executed a “Exclusive Technical Service and Business Consulting Agreement” (hereinafter “Exclusive Technology and Business Consulting Service Agreement” or “Service Agreement”), Call Option Agreement and Proxy Agreement on April 6th, 2015.

质权人、出质人各方与丙方于2015年4月6日签订了《独家技术咨询和服务协议》、《股权转让期权协议》以及《投票权委托协议》。

5.

In order to ensure that Pledgors will perform their obligations under the Service Agreement and the Pledgee can normally collect the Exclusive Technology Consulting Service Fees from the Pledgors, the Pledgors agree to pledge all their equity interests in Party C as a securities for the performance of the obligations under Call Option Agreement, Proxy Agreement and payments of the Exclusive Technology Consulting Service Fees under the Exclusive Technology Consulting Service Agreement. As a result of the foregoing, Party A, Party B and Party C reach this Share Pledge Agreement.

为了保证质权人从出质人所拥有的丙方的正常收取独家技术咨询和服务协议项下的服务费，以及保证独家技术咨询和服务协议、期权协议以及投票权委托协议的履行，出质人分别及共同以其在丙方中拥有的全部股权作为前述协议的质押担保，质权人为甲方。

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:

据此，协议各方经过友好协商，本着平等互利的原则，达成如下协议以资遵守：

1.

Definition

定义

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

除非本协议另有规定，下列词语应按如下定义解释：

1.1

“Pledge”: refers to the full content of Article 2 hereunder.

      质权：指本协议第二条所列的全部内容。

1.2

“Equity Interest”: refers to all the equity interest in the Company legally held by the Pledgors.

      股权：指出质人共同合法持有的其在丙方的100%股权以及基于该等股权而享有的所有现时和将来的权利和利益。

1.3

“Principal Agreements”: refers to Exclusive Technology Consulting Service Agreement, Call Option Agreement and the Proxy Agreement.

各协议：指独家技术咨询和服务协议、期权协议以及投票权委托协议。

1.4

“Event of Default”: refers to any event in accordance with Article 7.1 hereunder.

            违约事件：指本协议第七条所列的任何情况。

1.5

“Notice of Default”: refers to the notice of default issued by the Pledgee in accordance with this Agreement.

违约通知：指质权人根据本协议发出的宣布违约事件的通知。

2.

Pledge

质押

2.1

The Pledgors agree to pledge their equity interests in the Company to the Pledgee as securities for their obligations under the Principal Agreement.

      出质人以其在丙方中拥有的全部股权质押给质权人，作为各协议项下质权人权益的担保。

2.2

The scope of the Pledge under this Agreement covers the obligations of the Pledgors under Principal Agreements and any fees.

      本协议项下股权质押所担保的范围为出质人在各协议项下所应当向质权人承担的各项义务及由此产生的任何费用。

2.3

Pledge under this Agreement refers to the rights owned by the Pledgee, who shall be entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of the equity interest pledged by the Pledgors to the Pledgee.

            本协议项下的质权是指质权人所享有的，以折价、拍卖、变卖出质人质押给质权人的股权而所得价款优先受偿的权利。

2.4

Without other written consent of the Pledgee, Pledge shall take effect until the obligations under the Principal Agreements will have been fulfilled. If Party C or the Pledgors cannot fulfill all or part of the obligations under the Principal Agreements at the time the term of those agreements expires, the Pledgee shall be still entitled to the pledge under this Agreement, until all the above said obligations has been fulfilled.

除非本协议生效后质权人另行明确书面同意，否则，仅当丙方及出质人已适当地履行完毕其在各协议项下的全部义务，本协议项下的质押方可解除。若丙方或出质人在各协议规定的期限届满时，仍未完全履行其在该等协议项下义务的全部或任何部分，质权人仍享有本协议所规定的质权，直至上述有关义务和责任完全履行完毕。

3.

Effectiveness and Term

生效

3.1

The agreement is effective as of the date first set forth above.

本质押协议自协议各方签字盖章之日即成立并生效。

3.2

During the term of the Pledge, the Pledgee shall be entitled to dispose of the pledged assets in accordance with this Agreement in the event that Pledgors do not perform their obligation under the Loan Agreement and Party C fails to pay exclusive technology consulting service fee in accordance with the Exclusive Technology Consulting Service Agreement.

      质押过程中，如丙方未按独家技术咨询和服务协议交付服务费，或未履行投票权委托协议、资产转让协议或期权协议项下的任何条款，在合理通知之后，质权人有权按本协议的规定行使质权。

4.

Physical Possession of the Documents

质权凭证的占有和保管

4.1

During the term of Pledge under this Agreement, the Pledgors shall deliver the physical possession of the Name List of Shareholder of Guangdong Gewang to the Pledgee within 5 days as of the date of conclusion of this Agreement.

出质人应在本协议的签订后五日内将本协议所约定的出质事项记载于丙方股东名册，并交付甲方。

4.2

If any information on the certificate of pledge has changed, the Pledgors and the Pledgee shall revise the information on the certificate within 5 days as of the date of the change.

质押记载事项发生变化，依法需进行变更记载的，质权人与出质人应在记载事项变更之日起五个工作日内作相应变更记载。

4.3

The Pledgee shall be entitled to collect the dividends for the equity interest.

股权质押期间，质权人有权收取丙方分配的红利。

5.

Representation and Warranty of Pledgors

出质人的声明和保证

The Pledgor represents and warrants as the following, and confirms that the Pledgee signs and performs this Agreement depending on the following representations and warranties:

出质人在签署本协议时向质权人做出如下陈述与保证，并确认质权人系依赖于该等陈述与保证而签署和履行本协议：

5.1

The Pledgors are the legal owners of the equity interest pledged and have the right to pledge their equity interest in the Company to the Pledgee as securities.

出质人合法持有本协议项下的股权,并有权以该等股权向质权人提供质押担保。

5.2

The Pledgors do not pledge the equity interest or the equity interest is not encumbered to any other person except for the Pledgee.

自本协议签署之日起至质权人根据本协议第2.4款的规定享有质权的期间内，在任何时候，一旦质权人根据本质押协议行使质权人的权利或实现质权时，不应有来自任何其他方的合法权利要求或正当干预。

6.

Promises of Pledgors

出质人的承诺

6.1

During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall:

在本协议存续期间，出质人向质权人承诺，出质人将：

6.1.1

Not transfer or assign the equity interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee;

除根据质权人的要求向质权人或质权人指定的人转让股权外，未经质权人事先书面同意，不得转让股权，不得设立或允许存在任何可能影响质权人权利和利益的质押等任何其他权利负担或任何形式的第三人担保权益；

6.1.2

Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee;

遵守并执行所有有关适用的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五个工作日内向质权人出示上述通知、指令或建议，并按照质权人的合理指示做出行动；

6.1.3

Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s equity interest or any part of its right, and any events or any received notices which may change the Pledgor’s any warranty and obligation under this Agreement or affect the Pledgor’s performance of its obligations under this Agreement.

将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何义务、或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的相关通知及时通知质权人，并按照质权人的合理指示做出行动。

6.2

The Pledgors agree that the Pledgee’s right to the Pledge obtained from this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.

      出质人同意，质权人按本协议之条款行使质权人的权利，不应受到出质人或出质人的承继人或受让人或任何其他人的中断或妨害。

6.3

The Pledgors promise to the Pledgee that in order to protect or perfect the security for the payment of the Service Fee, the Pledgors shall execute in good faith and cause other parties who have interests in the pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee; and make access to exercise the rights and authorization vested in the Pledgee under this Agreement.

出质人向质权人保证，为保护或完善本协议对各协议项下出质人和/或丙方义务的担保，出质人将对丙方的章程进行一切必要的修改（如适用），诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约、和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为质权人行使质权提供便利，与质权人或其指定的任何第三方签署所有的有关股权证书的变更文件，在合理期间内向质权人提供其认为需要的所有有关质权的文件。

6.4

The Pledgors promise to the Pledgee that they will comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgors shall compensate all the losses suffered by the Pledgee for the reasons that the Pledgors do not perform or fully perform their guarantees, covenants, warranties, representations and conditions.

出质人向质权人保证，为了质权人的利益，出质人将遵守、履行所有的保证、承诺、协议及陈述。

7.

Event Of Default

违约事件

7.1

The following events shall be regarded as the events of default:

下列事项均被视为违约事件：

7.1.1

Guangdong Gewang, its successors and assignees fail to make full payment as scheduled under Principal Agreement;

丙方或其承继人或受让人未能按期足额支付各协议项下的任何应付款项，或出质人或其承继人或受让人未能履行其在各协议项下的义务；

7.1.2

The Pledgor makes any material misleading or mistaken representations or warranties under Article 5 and 6 herein, and/or the Pledgor breaches any warranties under Article 5 and 6 herein;

出质人在本协议第5条、第6条所作的任何声明、保证或承诺有实质性的误导或错误，和/或出质人违反本协议第5条、第6条的声明、保证或承诺；

7.1.3

The Pledgor breaches the term or condition herein;

出质人严重违反本协议的任何条款；

7.1.4

Except that in 6.1.1, the Pledgor waives the pledged equity interest or transfers or assigns the pledged equity interest without prior written consent from the Pledgee;

除本协议第6.1.1款的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让出质的股权。

7.2

The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or find that any event under Article 7.1 herein or any event that may result in the foregoing events has happened or is going on.

如知道或发现上述第7.1款所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

7.3

Unless the event of default under Article 7.1 herein has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default happens or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the loan and the outstanding service fees under the Service Agreement and other payables or exercise the Pledge right in accordance with Article 8 herein.

除非本第7.1款所列的违约事项已在质权人感到满意的情况下获得圆满解决，否则质权人可在出质人违约事项发生时或发生后的任何时间以书面形式向出质人发出违约通知，要求出质人和/或丙方立即支付独家技术咨询和服务协议项下的欠款及其他应付款项，或者按本协议第8条的规定行使质权。

8.

Exercise of the Pledge

质权的行使

8.1

The Pledgor shall not transfer or assign the equity interest without prior written approval from the Pledgee prior to the full repayment of Principal Agreements (whichever date last occurs).

在各协议项下的费用和义务尚未全部履行前，未经质权人书面同意，出质人不得转让股权。

8.2

The Pledgee shall give a notice of default to the Pledgors when the Pledgee exercises the right of pledge according to 7.3 of this Agreement.

质权人行使质权时应按照本协议第7.3款的规定向出质人发出违约通知。

8.3

Subject to Article 7.3, the Pledgee may exercise the right of pledge at any time when the Pledgee gives a notice of default in accordance with Article 7.3 or thereafter.

受限于第7.3款的规定，质权人可在按第7.3款发出违约通知之后的任何时间里行使质权。

8.4

The Pledgee is entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity interest pledged herein in accordance with legal procedure until the unpaid Service Fees under the Service Agreement, the outstanding debt and all other payables of Pledgors under Loan Agreement are repaid.

质权人有权按照法定程序以本协议项下的全部或部分股权折价，或以拍卖、变卖该股权的价款优先受偿，直到将各协议项下的未支付的服务费、借款和其他一切应付款项抵偿完毕、以及各协议全部履行完毕。

8.5

The Pledgors shall not hinder the Pledgee from exercising the right of pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

质权人依照本协议行使质权时，出质人不得设置障碍，并应予以必要的协助，以使质权人实现其质权。

9.

Assignment

转让

9.1

The Pledgors shall not donate or transfer its rights and obligations herein without prior consent from the Pledgee.

除非经质权人事先书面明确同意，出质人无权向第三方转让其在本协议项下的任何权利和/或义务。

9.2

The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any individual specified by it (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, and such transfer shall only be subject to a written notice serviced to Pledgors, and at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

质权人可以在任何时候将其在各协议项下的全部或任何权利和义务转让给其指定的任何第三方，在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务。质权人转让各协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

9.3

After the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall execute a new pledge contract.

因转让所导致的质权人变更后，新质押双方应重新签订质押协议。

10.

Miscellaneous

其他事项

10.1

This Agreement shall be executed in four (4) original copies and is hold respectively by each Party, and each original copy has the same legal effect.

本协议正本一式四(4)份，本协议之各方当事人各执一(1)份，每份具有同

等效力。

10.2

The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this agreement are governed by the laws of PRC.

本协议的订立、生效、履行、修改、解释和终止均适用中国法律。

10.3

The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within  thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如争议产生后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

10.4

Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.5

No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.6

The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the agreement.

本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.7

This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.8

The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.\

本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

10.9

Without prior written approval of the other Parties, any party can not transfer, pledge or assign any right, benefit or obligation under this agreement.

未经其他方事先书面同意，任何一方不得向任何第三方转让其于本协议下的任何权利及/或义务。

10.10

This agreement is binding to all the parties herein and their respective lawful successors and assignees.

本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]

此处留白

The parties hereby sign as the following:

各方签署如下：

PARTY A:

Gewang Selenium Enrichment Information Consulting (Shenzhen) Co., L td.（seal）

甲方：格旺富硒信息咨询（深圳）有限公司（盖章）

Signature（签署）：/s/ Shili Zhang

Legal Representative/Authorized Representative（法定代表人/授权代表)：

PARTY B:

乙方：

Zhang Shili张士力

Signature（签署）：/s/ Shili Zhang

Zeng Yun曾云

Signature（签署）：/s/ Zeng Yun

Xu Wei徐巍

Signature（签署）：/s/ Xu Wei

PARTY C:

Guangdong Gewang Biotechnology Co.,Ltd.（seal）

丙方：广东格旺生物科技股份有限公司（盖章）

Signature（签署）：/s/ Shili Zhang

Name（姓名）：

Legal Representative/Authorized Representative（法定代表人/授权代表)：

Appendix  Name List of Shareholder of Party C

附件  丙方股东名册

Guangdong Gewang Biotechnology Co.,Ltd.

Name Listof Shareholder

[As of April 6th , 2015]

广东格旺生物科技股份有限公司股东名册

 [截至2015年4月6日]

Shareholder 股东名称	Capital Contribution(RMB) 出资额(人民币)	Percentage 出资比例
Zhang Shili张士力	5,400,000	54%
Zeng Yun曾云	2,800,000	28%
Xu Wei徐巍	1,800,000	18%

Seal（盖章）：

Legal Representative（法定代表人）：

Date（日期）：2015.04.06